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AWARD/CONTRACT    1. THIS CONTRACT IS A RATED ORDER     RATING    D0-A3    PAGE  OF  PAGES
                     UNDER DPAS (15 CFR 350)                                1         156

2. CONTRACT (PROC. INST. IDENT.) NO.    3. EFFECTIVE DATE       4. REQUISION PURCHASE REQUEST/PROJECT NO.
        N00024-94-C-2105                   SEE BLOCK 20C        N00024-94-NR-91616

5. ISSUED BY                N00024      6. ADMINISTERED BY (If other than Item 5) CODE    N62793
   NAVAL SEA SYSTEMS COMMAND                CRITICALITY DESIGNATOR:
   BUYER/SYMBOL: C. GRADY SEA 02215G          SUPSHIP, NEWPORT NEWS
   2531 JEFFERSON DAVIS HWY                   NEWPORT NEWS, VA 23607-2785
   ARLINGTON, VA 22242-5160
   PHONE: Area Code 703/602-3772                         PRE-AWARD SURVEY: NONE

7. NAME AND ADDRESS OF CONTRACTOR    (No., street, city, county, State and ZIP Code)    8. DELIVERY
   CEC NO: 00-130-7495
                                                                                           (X) FOB ORIGIN ( ) OTHER (see below)
   NEWPORT NEWS SHIPBUILDING
   4101 WASHINGTON AVE                                                                  9. DISCOUNT FOR PROMPT PAYMENT
   NEWPORT NEWS, VIRGINIA 23607

                                                                                        10. SUBMIT INVOICES     ITEM 12
   TIN NO: 54-03118880                                                                      (4 copies unless otherwise specified)
 CAGE CODE 73689           FACILITY CODE 43689                                          TO ADDRESS SHOWN IN

11. SHIP TO/MARK FOR           CODE                           12. PAYMENT WILL BE MADE BY        CODE

       (SEE SECTION F OF SCHEDULE)                                DFAS-CO/CHESAPEAKE DIVISION
                                                                  P.O. BOX 182264
                                                                  COLUMBUS, OHIO  43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN              14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION

(X) 10 U.S.C. 2304(c) ( 1 )    ( ) 41 U.S.C. 253(c) (  )              SEE ATTACHMENT "1"

15A ITEM NO.        15B SUPPLIES/SERVICES               15C QTY       15D UNIT     15E UNIT PRICE    15F AMOUNT

                   (SEE SECTION B OF SCHEDULE)

15G. TOTAL AMOUNT OF CONTRACT                                              $ 2,849,980.00

                                           16. TABLE OF CONTENTS

X'd  SEC.    DESCRIPTION                   PAGE(S)    X'd    SEC.            DESCRIPTION                                   PAGE(S)
          PART I - THE SCHEDULE                                            PART II - CONTRACT CLAUSES

X     A   SOLICITATION/CONTRACT FORM         1         X      I      CONTRACT CLAUSES                                       129

X     B   SUPPLIES OR SERVICES AND
          PRICES/COSTS                       2                   PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.   156

X     C   DESCRIPTION/SPECS/WORK
          STATEMENT                          6         X      J      LIST OF ATTACHMENTS

X     D   PACKAGING AND MARKING              87                  PART IV - REPRESENTATIONS AND INSTRUCTIONS

X     E   INSPECTION AND ACCEPTANCE          90               K      REPRESENTATIONS, CERTIFICATIONS

X     F   DELIVERIES OR PERFORMANCE          95                      AND OTHER STATEMENTS OF OFFERORS

X     G   CONTRACT ADMINISTRATION DATA       97               L      INSTS., CONDS., AND NOTICES TO OFFERORS

X     H   SPECIAL CONTRACT REQUIREMENTS      99               M      EVALUATION FACTORS FOR AWARD

               CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. (  ) CONTRACTOR'S NEGOTIATED AGREEMENT                                 18. (  ) AWARD  (Contractor is not required to sign
(Contractor is required to sign this document and return __ 2 __                            this document.)
copies to issuing office.) Contractor agrees to furnish and deliver            Your offer on Solicitation Number including
all items or perform all the services set forth or otherwise identified        the additions or changes made by you which
above and on any continuation sheets for the consideration stated herein.      additions or  changes are set forth in
The rights and obligations of the parties to this contract shall be            full above, is hereby accepted as to the
subject to and governed by the following documents: (a) this award/            items listed above and on any continuation
contract, (b) the solictation, if any, and (c) such provisions,                sheets. This award consummates the contract
representations, certifications and specifications as are attached or          which consists of the following documents:
incorporated by reference herein.                                              (a) the Government's solicitation and your
                                                                               offer, and (b) this award/contract. No
                                                                               further contractual document is necessary.



19A. NAME AND TITLE OR SIGNER (Type or print)                          20A. NAME OF CONTRACTING OFFICER

     T. J. Bradburn                                                              JAMES G. LOFGREN
     Vice President, Finance                                                     Contracting Officer

19B. NAME OF CONTRACTOR                  19C. DATE SIGNED              20B. UNITED STATES OF AMERICA              20C. DATE SIGNED
      /s/ T.J. BRADBURN                       4/21/94                  By /s/ JAMES ILLEGIBLE                      APR 22 1994
------------------------------------------------------------------------------------------------------------------------------
(Signature of person authorized to sign)                     (Signature of Contracting Officer)

NSN 7540-01-152-8069                                            STANDARD FORM 26 (REV 4-85)
PREVIOUS EDITION UNUSABLE                                       Prescribed by GSA
                                                                FAR (48 CFR) 53.214(a)

     *U.S. GOVERNMENT PRINTING OFFICE: 1983 0-380-498(91)

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